UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 18, 2006
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          The Board of Directors amended the Company’s Bylaws effective August 18, 2006 to provide that directors shall be divided into three classes, designated Class A, Class B, and Class C. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 2006 annual meeting of shareholders, nominees for Class A director positions shall be elected to a three-year term, nominees for Class B director positions shall be elected to a two-year term and nominees for Class C director positions shall be elected to a one-year term. At each succeeding annual meeting of shareholders beginning in 2007, successors to the class of directors whose term expires at that annual meeting shall be elected to a three-year term. Prior to this amendment, the Bylaws provided that directors shall hold office for one year terms and until their successors are elected and qualified.
Item 8.01 Other Events.
          The Company’s 2006 annual meeting will be held on September 26, 2006 in Southfield, Michigan. The record date for the determination of shareholders entitled to notice of the annual meeting and to vote upon the matters considered at the meeting is August 14, 2006. The deadline for shareholders to submit proposals to be considered for inclusion in the Company’s proxy statement is August 23, 2006, at 10 a.m. local time. The deadline by which written notice of any shareholder proposal that is not submitted for inclusion in the Company’s proxy statement, but is instead sought to be presented directly at annual meeting, must be received by the Company is September 6, 2006, at the close of business local time. Proposals and notices must be given in writing, addressed to the Company’s Secretary, and received at the Company’s principal executive offices at 26777 Central Park Blvd., Suite 200, Southfield, Michigan 48076, by the referenced date and local time. The Company anticipates sending a definitive proxy statement to shareholders of record which will contain information about the meeting and the matters to be considered on or after August 28, 2006.

Item 9.01 Financial Statements and Exhibits.
          (c)           Exhibits.

Exhibit 3.1	Amended and Restated Bylaws of Arcadia Resources, Inc. effective August 18, 2006
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/S/ Rebecca R. Irish
Rebecca R. Irish
Its: Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: August 18, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Arcadia Resources, Inc. effective August 18, 2006